EXHIBIT 99.1


       ALPHA INNOTECH REPORTS IMPROVED FINANCIAL RESULTS FOR THIRD QUARTER

October 31, 2006 - Alpha Innotech Corp., San Leandro, California

Alpha Innotech Corp. (OTCBB:APNO), a leading provider of bioanalytical systems for drug discovery and life science research, today reported financial results for the third quarter ending September 30, 2006.

Third quarter revenues of $3.355 million increased 7% from the $3.140 million reported in the same period in 2005. The net loss of $47,000 in the third quarter ending September 30, 2006 is a 90% reduction from the $486,000 net loss reported in the comparable period of 2005.

Revenues of $9.506 million for the first nine months of 2006 were 17% higher than the $8.159 million in revenues reported for the same period in 2005.

Excluding $144,428 of stock-based compensation expenses, on a non-GAAP basis, the Company had net income of $96,362 for the third quarter ending September 30, 2006.

"Our third quarter's financial results represent a substantial improvement in our Company's performance," stated Ron Bissinger, Chief Executive Officer of Alpha Innotech. He continued, "Not only did our gross margins climb almost 10 points over 2005 for the third quarter, but we also generated positive operating cash flow. We are pleased to see the results of the operational improvements and strategies we implemented in the second quarter."

More information on Alpha Innotech can be found at the Company's website www.alphainnotech.com.

About Alpha Innotech Corp.

Founded in 1992 and with over 8,000 systems sold worldwide, Alpha Innotech is a leading developer, manufacturer and marketer of digital imaging and analysis systems for the life science research and drug discovery markets. Our goal is to combine instruments, reagents and bioinformatics software to offer integrated modular technology platforms for functional genomics, proteomics and cell analysis markets. Our customers include pharmaceutical and biotechnology companies as well as universities, medical centers, government research institutes and agencies worldwide.

Cautionary Note Regarding Forward-Looking Statements

This news release  contains  forward-looking  information  within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor created by those sections. These forward-looking statements involve a number of risks and uncertainties that include, but are not limited to, the Company's need for additional financing, the timing of the introduction and success of new products, and the Company's growth prospects, that could cause actual results to differ materially from those anticipated or planned by these forward-looking statements. Please also refer to the risk factors described in our filings with the Securities and Exchange Commission, including our recent Form 10-KSB and Forms 10-QSB filed with the Securities and Exchange Commission. We do not intend to update the forward-looking information contained in this news release.

CONTACT:

ALPHA INNOTECH CORP.
RON BISSINGER, CEO
TEL: 510-483-9620

                               Alpha Innotech Corp
                 Condensed Consolidated Statements of Operations
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                            Three Months Ended             Nine Months Ended
                                                              September 30,                  September 30,
                                                       ---------------------------     ---------------------------
                                                           2006            2005           2006             2005
                                                       -----------     -----------     -----------     -----------
Sales ..............................................   $     3,355     $     3,140     $     9,506     $     8,159
Cost of sales ......................................         1,504           1,716           4,520           4,489
                                                       -----------     -----------     -----------     -----------
      Gross profit .................................         1,851           1,424           4,986           3,670
                                                       -----------     -----------     -----------     -----------
                                                              55.2%           45.4%           52.5%           45.0%
Operating expenses:
      Sales and marketing ..........................           933           1,134           3,073           3,562
      Research and development .....................           246             359             983           1,166
      General and administrative ...................           640             336           1,752           1,111
                                                       -----------     -----------     -----------     -----------
            Total operating expenses ...............         1,819           1,829           5,808           5,839
                                                       -----------     -----------     -----------     -----------

Income (loss) from operations ......................            32            (405)           (822)         (2,169)

Interest expense ...................................           (78)            (80)           (236)           (242)
Other income (expense), net ........................            (2)             (1)             19               0
                                                       -----------     -----------     -----------     -----------
      Total other income (expense) .................           (80)            (81)           (217)           (242)
                                                       -----------     -----------     -----------     -----------

           Net loss ................................           (48)           (486)         (1,039)         (2,411)

Accretions on redeemable convertible preferred stock          --              (204)           --              (631)
                                                       -----------     -----------     -----------     -----------
   Net loss applicable to common stockholders ......   $       (48)    $      (690)    $    (1,039)    $    (3,042)
                                                       ===========     ===========     ===========     ===========

Net loss per share:
      Basic & diluted ..............................   $     (0.00)    $     (0.28)    $     (0.11)    $     (1.15)
                                                       ===========     ===========     ===========     ===========

Shares used in computing net loss per share:
      Basic & diluted ..............................     9,858,694       2,476,548       9,796,937       2,649,207
                                                       ===========     ===========     ===========     ===========

                               Alpha Innotech Corp
                      Condensed Consolidated Balance Sheets
                                 (in thousands)
                                   (unaudited)

                                                     September 30,  December 31,
                                                          2006          2005
                                                       ----------    ----------

ASSETS
Current assets:
       Cash and cash equivalents ...................   $      391    $      546
       Accounts receivable, net ....................        1,982         2,411
       Inventory, net ..............................          626           952
       Prepaid expenses and other
          current assets ...........................          119           212
                                                       ----------    ----------
       Total current assets ........................        3,118         4,121

Property and equipment, net ........................        1,113         1,171

Other assets .......................................           95            76
                                                       ----------    ----------
       Total assets ................................   $    4,326    $    5,368
                                                       ==========    ==========

LIABILITIES AND STOCKHOLDERS EQUITY

Current liabilities:
       Accounts payable ............................   $    1,506    $    1,497
       Accrued liabilities .........................          981         1,084
       Short term debt .............................        1,819         1,556
       Deferred revenue ............................          826           775
       Other current liabilities ...................          214           230
                                                       ----------    ----------
       Total current liabilities ...................        5,346         5,142

Long term debt .....................................          300           800
                                                       ----------    ----------

Total stockholders' equity (deficit) ...............       (1,320)         (574)
                                                       ----------    ----------

       Total liabilities and stockholders'
          equity (deficit) .........................   $    4,326    $    5,368
                                                       ==========    ==========